PSYK ETF
Schedule of Investments
August 31, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Biotechnology - 62.2% (a)
2,909		ACADIA Pharmaceuticals, Inc. (b)	$47,795
12,325		ATAI Life Sciences NV (b)	55,463
242		Biogen, Inc. (b)	47,282
536		Biohaven Pharmaceutical Holding Company, Ltd. (b)	80,052
1,874		Denali Therapeutics, Inc. (b)	51,854
4,385		GH Research plc (b)	68,187
7,452		H Lundbeck AS (b)	29,284
1,862		H Lundbeck AS - Class A (b)	7,135
1,184		Intra-Cellular Therapies, Inc. (b)	59,508
3,973		Mind Medicine MindMed, Inc. (b)	46,561
3,588		Myriad Genetics, Inc. (b)	80,156
9,402		NRX Pharmaceuticals, Inc. (b)	6,111
2,403		Sage Therapeutics, Inc. (b)	90,496
533		Sarepta Therapeutics, Inc. (b)	58,300
14,966		Seelos Therapeutics, Inc. (b)	16,911
29,136		VistaGen Therapeutics, Inc. (b)	5,360
			750,455
		Healthcare-Services - 0.4%
740		AIkido Pharma, Inc. (b)	4,366
		Pharmaceuticals - 37.2% (a)
1,906		Alkermes plc (b)	45,115
5,919		Compass Pathways plc - ADR (b)	96,716
516		Jazz Pharmaceuticals plc (b)	80,094
183		Johnson & Johnson	29,525
511		Neurocrine Biosciences, Inc. (b)	53,466
3,378		Relmada Therapeutics, Inc. (b)	98,435
5,144		Tonix Pharmaceuticals Holding Corporation (b)	5,247
459		UCB SA	32,355
6,153		Zynerba Pharmaceuticals, Inc. (b)	7,199
			448,152
		TOTAL COMMON STOCKS (Cost $1,146,455)	1,202,973

		SHORT-TERM INVESTMENTS - 0.2%
2,526		First American Government Obligations Fund - Class X, 2.04% (c)	2,526
		TOTAL SHORT-TERM INVESTMENTS (Cost $2,526)	2,526
		TOTAL INVESTMENTS - 100.0% (Cost $1,148,981)	1,205,499
		Liabilities in Excess of Other Assets - (0.0)% (d)	(166)
		NET ASSETS - 100.0%	$1,205,333

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt
	(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of August 31, 2022.
	(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at August 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,202,973	$-	$-	$1,202,973
Short-Term Investments	2,526	-	-	2,526
Total Investments in Securities	$1,205,499	$-	$-	$1,205,499
^See Schedule of Investments for breakout of investments by industry.
For the period ended August 31, 2022, the Fund did not recognize any transfers to or from Level 3.